UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                           Amendment No. 1 to
                               FORM 8-K/A

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 6, 2009
                             --------------

                       AmerElite Solutions, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-52846                        76-0766174
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  3122 W. Clarendon Ave., Phoenix, AZ 85017
         ----------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (602) 233-0540
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Moore & Associates, Chartered

   On August 27, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Moore and Associates, Chartered because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.

   On August 6, 2009 (the "Dismissal Date"), the Board of Directors of AmerElite Solutions, Inc. (the "Registrant") voted to dismiss Moore & Associates, Chartered, terminating its relationship as its independent registered public accounting firm.

   The reports of Moore & Associates, Chartered on the audited financial statements of the Registrant for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern qualification in its audit report dated March 31, 2009 on the Registrant's financial statements for the fiscal years ended December 31, 2008 and December 31, 2007.

   During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

   On September 2, 2009, the Company provided Moore and Associates, Chartered with a copy of the disclosures contained this amended Form 8-K and requested Moore and Associates, Chartered furnish the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore and Associates, Chartered agrees with the above statements, and if not, the respects in which Moore and Associates, Chartered does not agree. As of the filing of this amended 8-K on September 8, 2009, the Company received a response from Moore and Associates, Chartered that they will not be providing the above referenced letter under the advice of their counsel.


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(b)  Engagement of Seale and Beers, CPAs

   On August 6, 2009 (the "Engagement Date"), the Registrant's Board of Directors approved the engagement and engaged the firm Seale and Beers, CPAs as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Current Accountants regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AmerElite Solutions, Inc.
                                        -----------------------------
                                                 Registrant


                                    /s/ Robert L. Knapp
                                  -------------------------------------
                                  By:   Robert L. Knapp
                                  Its:  Principal Executive Officer and
                                        Principal Financial Officer
Dated: September 8, 2009
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